UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2003

VIASYS HEALTHCARE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16121	04-3505871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 Washington Street, Suite 200 Conshohocken, PA		19428
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (610) 862-0800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 29, 2003.

Item 12.                                                    Results of Operations and Financial Condition.

On October 29, 2003, VIASYS Healthcare Inc. (the “Company”) issued a press release reporting its financial results for the third quarter and nine months ended September 27, 2003. The press release is attached as Exhibit 99.1 hereto and it is incorporated herein by reference.

In the attached press release, the Company announced its income from continuing operations and diluted earnings per share from continuing operations in accordance with generally accepted accounting principles (“GAAP”) and on a non-GAAP basis (a “non-GAAP financial measure”).  Management of the Company believes that the non-GAAP financial measures of income from continuing operations and diluted earnings per share from continuing operations provide investors with a better understanding of the Company’s core operations on a year-to-year basis by eliminating certain restructuring charges that occurred in both 2003 and 2002.

The foregoing information and the information set forth in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYS HEALTHCARE INC.

	By:	/s/ Martin P. Galvan
Martin P. Galvan
Vice President and Chief Financial Officer

Dated: October 29, 2003

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 29, 2003.